                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549
                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  October 11, 1996


                         Commission File Number 0-18238


                             SEQUOIA SYSTEMS, INC.
                             ---------------------
             (Exact Name of Registrant as Specified in its Charter)



DELAWARE                                                    04-2738973
--------                                                    ----------
(State or Other Jurisdiction                                (IRS Employer
of Incorporation or Organization)                           Identification No.)


5959 Corporate Drive,  Houston, TX                          77036
----------------------------------                          -----
(Address of Principal Executive Offices)                    (Zip Code)


(713) 541-8200
--------------
(Registrant's Telephone Number, Including Area Code)

Item 2 - Acquisition Or Disposition Of Assets
------

On October 3, 1996, the Company announced that it had entered into an agreement for the sale of substantially all of the net assets of its Sequoia Enterprise Systems business unit, which markets the Sequoia brand, to General Automation, Inc. for approximately $11,000,000 in General Automation, Inc. common stock, warrants and deferred payments. Sequoia Enterprise Systems markets fault tolerant and business critical systems and upgrade products for on-line transaction processing and other interactive applications, in which system availability, fast response times and data integrity are critical. The transaction closed on October 11, 1996.

Item 7 - Financial Statements and Exhibits
------

b.  Pro Forma Financial Information

     1.        Unaudited Pro Forma Consolidated Balance Sheet at September 29,
               1996.

     2. Unaudited Pro Forma Consolidated Statement of Operations for the Fiscal Year Ended June 30, 1996.

     3. Unaudited Pro Forma Consolidated Statement of Operations for the Three Month Period Ended September 29, 1996.

     4.        Notes to the Pro Forma Financial Statements.

c.  Exhibits

     2.4 Purchase Agreement dated October 3, 1996 between General Automation, Inc. and Sequoia Systems, Inc.

    10.24 Stock Purchase Warrant dated October 11, 1996 issued by General Automation, Inc. to Sequoia Systems, Inc.

    10.25 Registration Rights Agreement dated October 11, 1996 between General Automation, Inc. and Sequoia Systems, Inc.

                             Sequoia Systems, Inc.
                 Unaudited Pro Forma Consolidated Balance Sheet
                             At September 29, 1996
                                (In Thousands)

                                                                PRO
                                          ACTUAL     LESS       FORMA
                                          BALANCE    NET        BALANCE
                                          SHEET      ASSETS     SHEET
                                          9/29/96    SOLD       9/29/96
                                          -------    --------   -------

ASSETS
------
Current Assets:
 Cash and Cash Equivalents                $ 13,700    $     0    $ 13,700
 Accounts Receivable (net)                  10,629      1,103       9,526
 Inventories                                12,558      3,845       8,713
 Other Current Assets                        1,799        286       1,513
 Net Assets Sold                                 0     (4,715)      4,715
                                          --------    -------    --------
   Total Current Assets                     38,686        519      38,167

 Equipment & Improvements (net)              4,224      1,497       2,727

 Other Assets                                1,003        746         257
                                          --------    -------    --------
   Total Assets                           $ 43,913    $ 2,762    $ 41,151
                                          ========    =======    ========

LIABILITIES & STOCKHOLDERS' EQUITY
----------------------------------
Current Liabilities:
 Accounts Payable                         $  4,705    $   839    $  3,866
 Accrued Expenses                            8,171      1,231       6,940
 Deferred Revenue                              669        669           0
 Current Portion of Capital Lease
  Obligations                                   23         23           0
                                          --------    -------    --------
   Total Current Liabilities                13,568      2,762      10,806

STOCKHOLDERS' EQUITY:
--------------------
 Common Stock                                6,257          0       6,257
 Additional Paid-in Capital                 80,314          0      80,314
 Accumulated Deficit                       (55,935)         0     (55,935)
 Treasury Stock                               (458)         0        (458)
 Cumulative Translation Adjustment             167          0         167
                                          --------    -------    --------
   Total Stockholders' Equity               30,345          0      30,345
                                          --------    -------    --------
Total Liabilities & Stockholders'
 Equity                                   $ 43,913    $ 2,762    $ 41,151
                                          ========    =======    ========

                             Sequoia Systems, Inc.
            Unaudited Pro Forma Consolidated Statement Of Operations
                        For The Year Ended June 30, 1996
                     (In Thousands, Except Per Share Data)


                                                      LESS       PRO
                                          ACTUAL      NET        FORMA
                                          RESULTS     ASSETS     RESULTS
                                          6/30/96     SOLD       6/30/96
                                          -------     --------   --------


Revenues                                  $ 102,222    $31,795    $ 70,427
Cost of Revenues                             66,264     19,615      46,649
                                          ---------    -------    --------
    Gross Profit                             35,958     12,180      23,778

Research & Development Expenses              12,780      3,733       9,047
Selling, General & Administrative
 Expenses                                    25,206      6,829      18,377
Other Charges                                 3,010      1,623       1,387
                                          ---------    -------    --------
    Total Operating Expenses                 40,996     12,185      28,811

     (Loss) From Operations                  (5,038)        (5)     (5,033)

Interest Income                                 668          0         668
Interest Expense                                (17)         0         (17)
Other Income (Expense)                           61          0          61
                                          ---------    -------    --------
    (Loss) Before Provision for Taxes        (4,326)        (5)     (4,321)

Provision for Income Taxes                      191          0         191
                                          ---------    -------    --------
    Net (Loss)                             ($ 4,517)       ($5)    ($4,512)
                                          =========    =======    ========

(Loss) Per Common & Common Share
 Equivalent                                  ($0.29)        NA      ($0.29)
                                          =========    =======    ========


Weighted Average Number of Common and
 Common Share Equivalents Outstanding        15,423         NA      15,423
                                          =========    =======    ========



                             Sequoia Systems, Inc.
            Unaudited Pro Forma Consolidated Statement of Operations
              For The Three Month Period Ended September 29, 1996
                     (In Thousands, Except Per Share Data)


                                                     LESS       PRO
                                          ACTUAL     NET        FORMA
                                          RESULTS    ASSETS     RESULTS
                                          9/29/96    SOLD       9/29/96
                                          -------    --------   -------

Revenues                                  $ 18,649    $ 4,921    $ 13,728
Cost of Revenues                            11,901      2,682       9,219
                                          --------    -------    --------
     Gross Profit                            6,748      2,239       4,509

Research & Development Expenses              3,076        958       2,118
Selling, General & Administrative
 Expenses                                    4,882      1,507       3,375
                                          --------    -------    --------
     Total Operating Expenses                7,958      2,465       5,493

     (Loss) From Operations                 (1,210)      (226)       (984)

Interest Income                                 95          0          95
Interest Expense                                (2)         0          (2)
Other Income (Expense)                          13          2          11
                                          --------    -------    --------
    (Loss) Before Provision for Taxes       (1,104)      (224)       (880)

Provision for Income Taxes                      26          0          26
                                          --------    -------    --------
    Net (Loss)                             ($1,130)     ($224)      ($906)
                                          ========    =======    ========
(Loss) Per Common & Common Share
 Equivalent                                 ($0.07)        NA      ($0.06)
                                          ========    =======    ========
Weighted Average Number of Common and
 Common Share Equivalents Outstanding       15,597         NA      15,597
                                          ========    =======    ========



            EXPLANATORY NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Basis of Presentation
---------------------

For purposes of this presentation, pro forma adjustments have been made to the historical results of operations and balance sheet to provide information as to how the disposition might have affected the results of operations and financial position. The unaudited pro forma consolidated balance sheet was prepared as if the disposition occurred as of September 29, 1996.

The unaudited pro forma consolidated statements of operations assume the disposition had taken place at the beginning of the corresponding fiscal year. This unaudited pro forma information does not purport to be indicative of the results of operations that would have been obtained if the disposition had occurred at the beginning of the fiscal year presented, and is not intended to be a projection of future results.

Net assets sold represents the historical book value at September 29, 1996 of the Sequoia Enterprise Systems business sold on October 11, 1996.

The Company is currently in the process of calculating costs relating to the disposition of the Sequoia Enterprise Systems business. It is anticipated that the transaction will result in no gain or loss for the year ending June 30, 1997. Accordingly, no gain or loss is recognized in these pro forma financial statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                Sequoia Systems, Inc.


Dated:  October 25, 1996        By:   /s/ J. Michael Stewart
                                      ----------------------------
                                          President and Chief
                                          Executive Officer